================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857
                                                     ---------

                Oppenheimer Commodity Strategy Total Return Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                       Date of reporting period: 3/30/2012
                                                 ---------

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                Shares              Value
                                                              ------------      ---------------
WHOLLY-OWNED SUBSIDIARY--20.1%
RAF Fund Ltd.(1,2) (Cost $240,806,476) ......................    4,000,000      $   244,047,225

                                                               Principal
                                                                Amount
                                                              ------------
MORTGAGE-BACKED OBLIGATIONS--0.0%
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29(3,4) (Cost $398,721) ........................ $    405,715               32,457

U.S. GOVERNMENT OBLIGATIONS--15.4%
U.S. Treasury Bills:
0.049%, 6/28/12 .............................................    6,000,000            5,999,022
0.094%, 5/24/12 .............................................   10,000,000            9,999,558
U.S. Treasury Nts.:
0.375%, 8/31/12-10/31/12 ....................................   17,000,000           17,022,927
0.50%, 11/30/12-11/15/13 ....................................   17,500,000           17,551,858
0.625%, 7/31/12-7/15/14 .....................................   25,600,000           25,687,993
0.75%, 8/15/13-9/15/13 ......................................   10,000,000           10,066,410
1%, 4/30/12-1/15/14 .........................................   21,000,000           21,150,433
1.125%, 12/15/12-6/15/13 ....................................   12,000,000           12,087,816
1.375%, 4/15/12-5/15/13 .....................................   38,700,000           39,054,236
1.75%, 8/15/12-4/15/13 ......................................   12,000,000           12,140,937
1.875%, 6/15/12-2/28/14 .....................................    5,000,000            5,094,845
2.25%, 1/31/15 ..............................................    4,000,000            4,195,312
2.875%, 1/31/13 .............................................    5,000,000            5,111,135
3.125%, 8/31/13 .............................................    1,000,000            1,040,000
                                                                                ---------------
Total U.S. Government Obligations (Cost $185,745,054) .......                       186,202,482

CORPORATE BONDS AND NOTES--0.0%
BankUnited, Inc., 8% Unsec. Sub. Nts., Series A,
3/15/09(3) (Cost $6,928,492) ................................    6,938,000                   --

HYBRID INSTRUMENTS--14.4%
COMMODITY-LINKED SECURITIES--14.4%
AB Svensk Eksportkredit, S&P GSCI ER Index Linked Nts.,
0%, 9/25/12 (5,6,7) .........................................   15,000,000           18,749,082

Cargill, Inc.:
S&P GSCI TR Index Linked Nts., 0.707%, 8/24/12(6) ...........   10,000,000           12,500,478
S&P GSCI TR Index Linked Nts., 1.022%, 2/8/13(6) ............   31,000,000           34,712,639

Goldman Sachs Group, Inc. (The), S&P GSCI ER Index
Linked Nts., 0.225%, 10/24/12(5,6) ..........................   25,000,000           31,248,471

UBS:
S&P GSCI Industrial Metals TR Index Linked Nts., 0.094%,
10/3/12(5,8,9) ..............................................   20,000,000           22,701,995
S&P GSCI Precious Metals TR Index Linked Nts, 0.359%,
1/30/13(5,6,8) ..............................................    9,000,000            9,402,726
S&P GSCI TR Index Linked Nts., 0.359%, 1/30/13(5,6,8) .......   41,000,000           45,549,155
                                                                                ---------------
Total Hybrid Instruments (Cost $151,000,000) ................                       174,864,546

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                 Shares              Value
                                                              ------------      ---------------
SHORT-TERM NOTES--4.8%
Federal Home Loan Bank:
0.05%, 5/14/12 .............................................. $    900,000      $       899,952
0.05%, 6/22/12 ..............................................    5,000,000            4,999,550
0.08%, 4/9/12 ...............................................    1,000,000              999,980
0.08%, 6/6/12 ...............................................    5,000,000            4,999,640
0.08%, 4/18/12 ..............................................    2,000,000            1,999,915
0.09%, 4/27/12 ..............................................    1,000,000              999,936
0.09%, 7/25/12 ..............................................    1,500,000            1,499,810
0.10%, 5/23/12 ..............................................    2,000,000            1,999,711
0.10%, 6/20/12 ..............................................    3,800,000            3,799,666
0.11%, 8/3/12 ...............................................    3,000,000            2,999,487
0.13%, 7/18/12 ..............................................   13,000,000           12,998,453
0.14%, 8/10/12 ..............................................    2,000,000            1,999,638
0.15%, 9/21/12 ..............................................    7,000,000            6,996,990
0.15%, 9/4/12 ...............................................    1,500,000            1,499,420
0.16%, 9/7/12 ...............................................    9,000,000            8,996,444
 ............................................................                   ---------------
Total Short-Term Notes (Cost $57,679,643)                                            57,688,592

INVESTMENT COMPANY--46.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.22%(1,10) (Cost $561,576,799) .............................  561,576,799          561,576,799

Total Investments, at Value (Cost $1,204,135,185) ...........        101.0%       1,224,412,101
Liabilities in Excess of Other Assets .......................         (1.0)         (11,571,820)
                                                              ------------      ---------------

Net Assets ..................................................        100.0%     $ 1,212,840,281
                                                              ============      ===============

Footnotes to Statement of Investments

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                     SHARES               GROSS           GROSS          SHARES
                                                               DECEMBER 30, 2012 (a)    ADDITIONS      REDUCTIONS    MARCH 30, 2012
                                                               ---------------------   -----------     ----------    --------------
Oppenheimer Institutional Money Market Fund, Cl. E ...........     528,337,873         101,730,443     68,491,517       561,576,799
RAF Fund Ltd.(b) .............................................       4,000,000                  --             --         4,000,000

                                                                    VALUE         INCOME
                                                                -------------    ---------
Oppenheimer Institutional Money Market Fund, Cl. E ............ $ 561,576,799    $ 291,488
RAF Fund Ltd.(b) ..............................................   244,047,225           --
                                                                -------------    ---------
                                                                $   805624024    $ 291,488
                                                                =============    =========

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

b. Investment in a wholly-owned subsidiary. See accompanying Notes and individual financial statements of the entity included herein.

2.   Non-income producing security.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4. Restricted security. The aggregate value of restricted securities as of March 30, 2012 was $32,457, which represents less than 0.005% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                ACQUISITION                           UNREALIZED
SECURITY                                                            DATE        COST        VALUE    DEPRECIATION
-------------------------------------------------------------   -----------   ---------   --------   ------------
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 3.405%, 1/25/29 .....................................   8/10/10     $ 398,721   $ 32,457   $    366,264

5. Represents the current interest rate for a variable or increasing rate security.

6. Security is linked to the S&P GSCI, the S&P GSCI 0Precious Metals Total Return Index, the S&P GSCI Excess Return Index or the S&P GSCI Total Return Index. The indexes currently contain twenty-eight commodities contracts from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

7.   Interest rate is less than 0.0005%.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,653,876 or 6.40% of the Fund's net assets as of March 30, 2012.

9. Security is linked to the S&P GSCI Industrial Metals Excess Return Index or the S&P GSCI Industrial Metals Total Return Index. The index currently contains five commodities from the industrial metals sector. Individual components in the index are weighted by their respective world production values.

10.  Rate shown is the 7-day yield as of March 30, 2012.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

HYBRID INSTRUMENTS. The Fund invests in hybrid instruments whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The hybrid instruments are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a hybrid instrument is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 30, 2012 is as follows:

Cost ..................................     $ 7,327,213
Market Value ..........................     $    32,457
Market Value as a % of Net Assets ..... Less than 0.005%

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager and the Sub-Adviser.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

                                             STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY
SECURITY TYPE                                PRICING VENDORS
-----------------------------------------    -------------------------------------------------------------------
Corporate debt, government debt,             Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and               benchmark yields, issuer spreads on comparable securities,
asset-backed securities                      the credit quality, yield, maturity, and other appropriate factors.

Loans                                        Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                           Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                                               LEVEL 3--
                                      LEVEL 1--             LEVEL 2--         SIGNIFICANT
                                     UNADJUSTED        OTHER SIGNIFICANT      UNOBSERVABLE
                                    QUOTED PRICES      OBSERVABLE INPUTS        INPUTS             VALUE
                                    -------------      -----------------      ------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Wholly-Owned Subsidiary ........... $          --      $     244,047,225      $         --   $    244,047,225
Mortgage-Backed Obligations .......            --                 32,457                --             32,457
U.S. Government Obligations .......            --            186,202,482                --        186,202,482
Corporate Bonds and Notes .........            --                     --                --                 --
Hybrid Instruments ................            --            174,864,546                --        174,864,546
Short-Term Notes ..................            --             57,688,592                --         57,688,592
Investment Company ................   561,576,799                     --                --        561,576,799
                                    -------------      -----------------      ------------   ----------------
Total Assets ...................... $ 561,576,799      $     662,835,302      $         --   $  1,224,412,101
                                    -------------      -----------------      ------------   ----------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

RESTRICTED SECURITIES

As of March 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities .............. $    1,204,135,185
                                              ==================

Gross unrealized appreciation ............... $       36,126,983
Gross unrealized depreciation ...............        (15,850,067)
                                              ------------------
Net unrealized appreciation ................. $       20,276,916
                                              ==================

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                             Principal
RAF Fund Ltd. (Wholly-Owned Subsidiary)                       Amount                         Value
-------------------------------------------------------  ----------------              ----------------
MORTGAGE-BACKED OBLIGATIONS--0.0%
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29(1,2) (Cost $82,949) ..................   $        239,840              $         19,187
U.S. GOVERNMENT OBLIGATIONS--56.0%
U.S. Treasury Bills, 0.065%, 4/19/12 .................            300,000                       299,982
U.S. Treasury Nts.:
0.375%, 10/31/12 .....................................          7,500,000                     7,510,253
0.50%, 11/30/12-11/15/13 .............................         14,650,000                    14,691,845
0.50%, 10/15/13(3)....................................         16,000,000                    16,048,752
0.625%, 1/31/13-7/15/14 ..............................         12,900,000                    12,950,399
0.75%, 5/31/12-9/15/13 ...............................         10,200,000                    10,263,676
1%, 1/15/14 ..........................................          2,000,000                     2,023,984
1%, 7/15/13(3)........................................         13,500,000                    13,627,089
1.125%, 12/15/12-6/15/13 .............................          4,350,000                     4,380,398
1.375%, 5/15/12-5/15/13 ..............................         19,800,000                    19,960,474
1.375%, 2/15/13(3)....................................         10,825,000                    10,935,372
1.75%, 8/15/12-1/31/14 ...............................          3,800,000                     3,842,962
1.75%, 4/15/13(3).....................................         10,500,000                    10,665,701
1.875%, 2/28/14 ......................................          5,200,000                     5,351,533
2.75%, 10/31/13 ......................................          1,300,000                     1,349,919
3.125%, 8/31/13 ......................................          2,100,000                     2,184,000
3.50%, 5/31/13 .......................................            500,000                       518,907
4.625%, 7/31/12 ......................................            200,000                       202,992
                                                                                       ----------------
Total U.S. Government Obligations (Cost $136,449,256)                                       136,808,238

SHORT-TERM NOTES--12.9%
Federal Home Loan Bank:
0.05%, 5/14/12 .......................................          1,000,000                       999,946
0.05%, 6/22/12 .......................................          9,200,000                     9,199,172
0.07%, 7/11/12 .......................................          5,700,000                     5,699,367
0.07%, 7/13/12 .......................................          7,600,000                     7,599,141
0.08%, 5/2/12 ........................................            550,000                       549,962
0.09%, 7/25/12 .......................................          1,500,000                     1,499,810
0.13%, 7/18/12 .......................................          2,300,000                     2,299,726
0.15%, 9/4/12 ........................................          3,600,000                     3,598,604
                                                                                       ----------------
Total Short-Term Notes (Cost $31,442,472)                                                    31,445,728

                                          Expiration   Strike
                                             Date       Price      Contracts
                                          ----------   ------      ---------
OPTIONS PURCHASED--0.0%
Corn Futures, 5/14/12 Put(4) ............  4/23/12     $  610            97       21,219

Soybean Futures, 5/14/12 Put(4) .........  4/23/12      1,280            46        1,150
                                                                                  ------
Total Options Purchased (Cost $39,456) ..                                         22,369

                                                                Shares
                                                               ----------
INVESTMENT COMPANY--29.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.22%(5,6) (Cost $70,710,000) ................................ 70,710,000      70,710,000

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                             Value
                                                                                        ----------------
Total Investments, at Value (Cost $238,724,133) .............          97.9%            $    239,005,522

Other Assets Net of Liabilities .............................           2.1                    5,041,703
                                                                     ------             ----------------
Net Assets ..................................................         100.0%            $    244,047,225
                                                                     ======             ================

Footnotes to Statement of Investments

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. Restricted security. The aggregate value of restricted securities as of March 30, 2012 was $19,187, which represents 0.01% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                    ACQUISITION                                  UNREALIZED
SECURITY                                                               DATE            COST       VALUE         DEPRECIATION
                                                                  -------------      --------    --------       ------------
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29 .........      8/10/10        $ 82,949    $ 19,187       $     63,762

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

3. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $31,824,652. See accompanying Notes.

4.   Non-income producing security.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                     SHARES             GROSS        GROSS           SHARES
                                                              DECEMBER 30, 2011 (a)   ADDITIONS    REDUCTIONS    MARCH 30, 2012
                                                              ---------------------  -----------   ----------    --------------
Oppenheimer Institutional Money Market Fund, Cl. E ..........        77,100,000       71,925,000   78,315,000        70,710,000

                                                                                                 VALUE          INCOME
                                                                                               -----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E .........                                   $70,710,000   $       47,248

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

6.   Rate shown is the 7-day yield as of March 30, 2012.

FUTURES CONTRACTS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

                                                        UNREALIZED       PERCENTAGE OF
                                                       APPRECIATION        FUND NET
CONTRACT DESCRIPTION                   BUY/SELL       (DEPRECIATION)         ASSETS
-------------------------------------  ---------      --------------     -------------
Agriculture ........................        Buy        $     917,144              0.38%
Agriculture ........................       Sell             (967,308)            (0.40)
Crude ..............................        Buy          (11,968,993)            (4.90)
Crude ..............................       Sell              145,311              0.06
Energy .............................        Buy           (3,416,461)            (1.40)
Livestock ..........................        Buy           (3,262,076)            (1.34)
Livestock ..........................       Sell            1,317,387              0.54
Precious Metals ....................        Buy              (17,567)            (0.01)
Precious Metals ....................       Sell              764,789              0.31
Soft ...............................        Buy             (340,386)            (0.14)
Soft ...............................       Sell               19,884              0.01
                                                      --------------     -------------
                                                      $  (16,808,276)            (6.89)%
                                                      ==============     =============

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

WRITTEN OPTIONS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

                                        NUMBER OF     EXERCISE    EXPIRATION      PREMIUMS                  UNREALIZED
DESCRIPTION                   TYPE      CONTRACTS      PRICE        DATE          RECEIVED       VALUE     APPRECIATION
                              ----      ---------     --------    ----------      --------     --------    ------------
Corn Futures, 5/14/12         Call             97       $  710       4/23/12      $ 32,027     $(13,944)   $     18,083

Soybean Futures, 5/14/12      Call             46        1,510       4/23/12         8,722       (3,738)          4,984
                                                                                  --------     --------    ------------
                                                                                  $ 40,749     $(17,682)   $     23,067
                                                                                  ========     ========    ============

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 30, 2012 is as follows:

Cost .................................................  $82,949
Market Value .........................................  $19,187
Market Value as a % of Net Assets ....................     0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked"prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

                                                 STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY
SECURITY TYPE                                                        PRICING VENDORS
----------------------------------------         -------------------------------------------------------------------
Corporate debt, government debt,                 Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and                   benchmark yields, issuer spreads on comparable securities,
asset-backed securities                          the credit quality, yield, maturity, and other appropriate factors.

Loans                                            Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                               Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                              LEVEL 2--            LEVEL 3--
                                         LEVEL 1--             OTHER             SIGNIFICANT
                                        UNADJUSTED           SIGNIFICANT         UNOBSERVABLE
                                       QUOTED PRICES      OBSERVABLE INPUTS         INPUTS            VALUE
                                    -------------------   -----------------    ----------------  --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Mortgage-Backed Obligations ......  $                --   $          19,187    $             --  $       19,187
U.S. Government Obligations ......                   --         136,808,238                  --     136,808,238
Short-Term Notes .................                   --          31,445,728                  --      31,445,728
Options Purchased ................               22,369                  --                  --          22,369
Investment Company ...............           70,710,000                  --                  --      70,710,000
                                    -------------------   -----------------    ----------------  --------------

Total Investments, at Value ......           70,732,369         168,273,153                  --     239,005,522
OTHER FINANCIAL INSTRUMENTS:
Futures margins ..................            7,566,792                  --                  --       7,566,792
                                    -------------------   -----------------    ----------------  --------------

Total Assets .....................  $        78,299,161   $     168,273,153    $             --  $  246,572,314
                                    -------------------   -----------------    ----------------  --------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at
value ............................  $          (17,682)   $              --    $             --  $      (17,682)
Futures margins ..................          (3,966,430)                  --                  --      (3,966,430)
                                    -------------------   -----------------    ----------------  --------------

Total Liabilities ................  $       (3,984,112)   $              --    $             --  $   (3,984,112)
                                    -------------------   -----------------    ----------------  --------------

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended March 30, 2012, the Fund had an ending monthly average market value of $795,096,681 and $67,025,479 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 30, 2012, the Fund had an average market value of $5,592 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 30, 2012, the Fund had an ending monthly average market value of $4,420 and $6,375 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 30, 2012 was as follows:

RAF Fund Ltd.

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                         CALL OPTIONS                           PUT OPTIONS
                                 ----------------------------          -------------------------------
                                  NUMBER OF       AMOUNT OF             NUMBER OF           AMOUNT OF
                                  CONTRACTS       PREMIUMS              CONTRACTS           PREMIUMS
                                 ----------     -------------          -----------        ------------
Options outstanding as of
December 30, 2011 .............           -     $           -                  150        $    166,197
Options written ...............         203            78,482                  233              11,095
Options closed or expired .....         (60)          (37,733)                (383)           (177,292)
                                 ----------     -------------          -----------        ------------
Options outstanding as of
March 30, 2012 ................         143     $      40,749                    -        $          -
                                 ==========     =============          ===========        ============

RESTRICTED SECURITIES

As of March 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/30/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 5/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 5/8/2012

By:  /s/ Brian W. Wixted
     ---------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 5/8/2012

Exhibit 99.CERT
Section 302 Certifications

                                 CERTIFICATIONS

I, William F. Glavin, Jr., certify that:

1. I have reviewed this report on Form N-Q of Oppenheimer Commodity Strategy Total Return Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of Trustees (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

/s/ William F. Glavin, Jr.
----------------------------
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2012